AUGUST 11, 2025
SUPPLEMENT TO
COMBINED STATEMENT OF ADDITIONAL INFORMATION
FOR THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.
DATED FEBRUARY 28, 2025, AS SUPPLEMENTED TO DATE
This Supplement contains new and additional information and should be read in connection with your Statement of Additional Information (“SAI”).
(1) Effective as of the close of business on August 8, 2025, Hartford Schroders Diversified Emerging Markets Fund was liquidated pursuant to a Plan of Liquidation. Accordingly, effective immediately, all references to Hartford Schroders Diversified Emerging Markets Fund in the above referenced SAI are deleted in their entirety.
(2) Under the heading “Portfolio Managers – Funds Sub-Advised by Schroders,” all references to Nick Kirrage in the above referenced SAI are deleted in their entirety.
THIS SUPPLEMENT SHOULD BE RETAINED WITH YOUR SAI FOR FUTURE REFERENCE.